UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: February 12, 2010
(Date of earliest event reported)

ENERGIZ RENEWABLE, INC.
(Exact name of registrant as specified in its charter)

Florida --------------------------------	000-27279 --------------------------------	65-1016255 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6259 Executive Boulevard
Rockville, MD 20852
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(Address of principal executive offices) (Zip Code)

(732) 319-9235
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(Registrant’s telephone no., including area code)

C&G DEC CAPITAL, INC.
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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE MANAGEMENT

Item  5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On Friday, February 12, 2010 at a directors meeting, the Registrant voted to change its name from C & G DECK Capital, Inc. to Energiz Renewable, Inc.  The amendment to the Articles of Incorporation dated February 22, 2010 was adopted by the board of directors and shareholder action was not required. The name change became official when the Registrant filed the Articles of Amendment to the Articles of Incorporation with the Secretary of State for the State of Florida, in Tallahassee, Florida on February 24, 2010 at 12:36pm.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statement and Exhibits.

                        Exhibit 3             Article of Amendment to Articles of Incorporation of C & G DEC Capital, Inc. changing name to Energiz Renewable, Inc. dated February 22, 2010.

SIGNATURE

ENERGIZ RENEWABLE, INC.
(Registrant)

Date: March 16, 2010	By: /s/ RICHARD H. TANENBAUM
Richard H. Tanenbaum
Chief Executive Officer and
Chief Financial Officer
(Duly Authorized Officer)